NorthWest Indiana BANCORP

Investor Presentation

Friday, May 21, 2021

NorthWest Indiana Bancorp

An OTCPK Traded Company – Symbol NWIN

Forward-Looking Statements

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of NorthWest Indiana Bancorp ("NWIN"). For these statements, NWIN claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about NWIN, including the information in the filings NWIN makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: the significant risks and uncertainties for our business, results of operations, and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by the COVID-19 pandemic, which will depend on several factors, including the scope and duration of the pandemic, its influence on financial markets, the effectiveness of our remote work arrangements and staffing levels in branches and other operational facilities, and actions taken by governmental authorities and other third parties in response to the pandemic; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; customer acceptance of NWIN's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. NWIN believes that these non-GAAP measures are helpful to investors to better understand the NWIN's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Overview of NorthWest Indiana Bancorp

Company Overview

- 110-year old bank headquartered in Munster, Indiana
- Community bank with core competency in commercial lending, funded by a formidable, low-cost core deposit franchise
- Named a Best Bank to Work for in America for 2015-2020 as well as a Top 200 Community Bank for 15 consecutive years by American Banker magazine
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**
- Expanded into Illinois via two successfully integrated acquisitions
- Growing a full-service wealth management business

Branch Map


Carol Stream
Elmhurst
Wheaton
Lombard
Oak Park
Chicago
Cicero
Downers Grove
Naperville
Darien
Woodridge
Bolingbrook
Burbank
Oak Lawn
Blue Island
Romeoville
Park
Harvey
Calumet City
Hammond
Gary
Lansing
Portage
Indiana Dunes National Lakeshore
Michigan City
La Porte
Joliet
New Lenox
Chicago Heights
Highland
Merrillville
Hobart
Valparaiso
Westville
Crown Point
Midewin National Tallgrass Prairie

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 22 full-service retail locations across Indiana and Illinois
- 14 person business banking team
- Full service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $359M of assets under care
- 12% YOY growth in revenues from 2019 to 2020

Financial Highlights

$ in Millions	2019	2020	Q1 2021
Total Assets	$1,329	$1,498	$1,557
Total Gross Loans	913	967	974
Total Deposits	1,154	1,302	1,367
Total Equity	134	153	150
NPAs / Assets(1)(2)	0.72%	1.11%	0.96%
NIM (FTE)	3.73%	3.64%	3.58%
Core ROAA(2)(3)	0.96%	0.98%	1.12%
Core ROATCE(2)(3)	11.1%	10.9%	12.5%
Full-Time Employees	255	264	263

(1) NPAs / Assets excludes restructured loans from nonperforming assets.
(2) Non-GAAP calculations, see Pages 18, 19 & 20.
(3) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.

NorthWest Indiana BANCORP

Investment Rationale

Robust & Disciplined Growth Supporting Strong Profitability	▪ **10.1% TBV + Dividend CAGR since year-end 2013** ▪ Emphasis on expanding both **wealth management and business banking** ▪ **Organic growth enhanced by strategic acquisitions** expanding reach into markets that are very similar to the legacy footprint ▪ Core ROAA of 1.1%[1] and core ROATCE of 12.5%[1] in Q1 2021
Experienced Management Team	▪ **Dynamic, enthusiastic management team** with significant experience in Chicago area markets led by a highly accomplished Board of Directors ▪ **Executive management team well positioned** to take the Company through the next phase of the strategic plan ▪ **18%[2] insider ownership** aligns management's interests with shareholders
Dynamic Operating Markets	▪ **Operating in the "shadow" of Chicago;** enjoying the positives of Chicago's diverse economy with the benefit of being headquartered in Indiana ▪ **Well positioned to grow through ample acquisition opportunities** in our operating markets ▪ Vibrant, highly educated workforce
Attractive & Growing Core Deposit Franchise	▪ Formidable and well established **core deposit base of 89%[3] of total deposits** growing in excess of 12.8% per year (2013-current) ▪ Dedicated to **banking our clients' entire relationship** through whichever of our channels meets their needs
Strategic Investments in Infrastructure & Technology	▪ Focused on **establishing scalable platforms** for all business lines to support continued growth ▪ **Re-engineering branch and digital banking channels** while bolstering data analytics to better address client needs ▪ **Leveraging technology** to enhance operations, creating highly scalable processes

(1) Non-GAAP calculations, see Pages 19 & 19
(2) Per March 2021 proxy statement. Beneficial ownership includes shares of restricted stock.
(3) Core deposits defined as total deposits less time deposits greater than $100K.

NorthWest Indiana BANCORP

Corporate History


Acquired Assets (1)
Total Organic Assets
Asset CAGR - 11.8% (11.1% excl. PPP)
TBV per Share CAGR - 7.2% (TBV + Div. CAGR - 10.1%)
$693
$775
$737
$38
$865
$808
$57
$914
$927
$1,096
$146
$950
$1,329
$179
$1,150
$1,498
$1,557

2013
- Management transition began
- Ben Bochnowski named COO
- Danette Garza named a Director

2014
- Completed acquisition of First Federal Savings & Loan
- Ben Bochnowski named a Director
- Celebrated 30 years of being a publicly traded company

2015
- Ben Bochnowski named President
- Completed acquisition of Liberty Savings Bank

2016
- Ben Bochnowski added CEO title
- David A. Bochnowski named Executive Chairman
- Robert E. Johnson named a Director
- Wealth management leadership transition

2017
- Todd Scheub named EVP & Chief Banking Officer
- Company repositioning balance sheet and focused on regulatory and compliance work
- Launched new treasury management suite of services

2018
- Completed acquisition of First Personal, extending branch footprint into Illinois
- Celebrated crossing the $1.0 billion in total assets mark

2019
- Completed acquisition of AJS Bancorp, solidifying the Illinois footprint
- Partnered with LPL Financial to provide certain wealth solutions
- Incentive based compensation programs implemented

2020
- Announced key executive changes positioning our team for future growth
- Bank subsidiary converted from a savings bank to an Indiana-chartered commercial bank

Q1 2021
- Seeking direct listing on NASDAQ
- Integrating Salesforce across platform
- Name change to Finward Bancorp expected to occur, reflecting growth and evolution of the Company
- Leadership enhancements (CCO and CPO)

■ Management Team Building ■ Acquisitions ■ Key Moments

Note: Total assets as of December 31 for each period and March 31 for Q1 2021.
(1) Based on reported acquired assets per Company's Audits and 10-K filings.

Moving Forward

FINWARD BANCORP

Submitted NASDAQ Application
April 22, 2021

Name Change Expected
May 24, 2021

Executive Management Team

- Multi-generational leadership team with decades of combined experience working together
- Significant insider ownership of 18%[1] aligning interests with shareholders
- Seasoned banking team with deep ties to core operating markets
- Risk-aligned corporate culture, promoting responsibility and accountability

Officer		Years of Banking Experience	Year Started at NorthWest Indiana	Position with Company
	Benjamin J. Bochnowski	11	2010	President & Chief Executive Officer
	Robert T. Lowry	36	1985	Executive VP & Chief Operating Officer
	Todd M. Scheub	26	1996	Executive VP & Chief Banking Officer
	Peymon S. Torabi	18	2003	Executive VP & Chief Financial Officer
	Leane E. Cerven	27	2010	Executive VP & Chief Risk Officer
	Tanya A. Leetz	27	1994	Executive VP & Chief Technology Officer
	Jill Washington	15	2021	Senior VP & Chief People Officer

(1) Per March 2021 proxy statement. Beneficial ownership includes shares of restricted stock.

NorthWest Indiana BANCORP

Diverse Board of Directors

Board Member		Age	Year Joined Board
	David A. Bochnowski *Executive Chairman*	75	1977

Board Member		Age	Year Joined Board
	Benjamin J. Bochnowski *President & CEO*	40	2014
	Donald P. Fesko	48	2005
	Edward J. Furticella	74	2000
	Danette Garza	66	2013
	Joel Gorelick	73	2000

Board Member		Age	Year Joined Board
	Amy W. Han	57	2008
	Robert E. Johnson III	51	2016
	Kenneth V. Krupinski	73	2003
	Anthony M. Puntillo	54	2004
	James L. Wieser	73	1999

Note: See Appendix for Board of Directors biographies.

NorthWest Indiana BANCORP

Earnings Trends

Core Net Income(1)(2) & Earnings Per Share(1)(2)


$ in Millions, except per share
Core Net Income
GAAP Net Income
Core EPS
Core EPS CAGR - 9.4%(3)
$6.7 $7.1
$6.8 $7.4
$7.5 $7.9
$8.3 $9.1
$8.7 $9.0
$9.6 $9.3
$12.3 $12.1
$14.0 $16.6
$4.3 $4.7
$2.36
$2.41
$2.64
$2.89
$3.03
$3.25
$3.59
$4.05
$1.24
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021(4)

Noninterest Income Breakdown


Gain on Sale of Loans
Fees & Service Charges
Wealth Management
Gain on Sale of Securities
Other
2013: $5.4M
7.8%
7.1%
11.8%
26.1%
47.3%
Q1 2021: $4.3M
($17.2M annualized)
4.0%
9.7%
14.1%
24.7%
47.5%

Revenue Trends


NII / Avg. Assets
NIM (FTE)
3.98%
3.81%
3.82%
3.65%
3.84%
3.81%
3.73%
3.64%
3.58%
0.78%
0.80%
0.84%
0.86%
0.85%
0.91%
0.83%
1.27%
1.12%
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Core Noninterest Expense & Core Efficiency Ratio(5)(6)


$ in Millions
Core Noninterest Expense
Core Efficiency Ratio
$19.8
$21.3
$23.5
$25.2
$25.9
$29.9
$36.3
$41.8
$10.4
68.0%
69.0%
70.0%
68.5%
68.7%
70.7%
68.5%
67.7%
65.3%
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Source: S&P Global Market Intelligence & Company Documents

(1) Core net income, adjusted for realized gain on sale of securities, amortization of intangibles and nonrecurring items.
(2) Non-GAAP calculations, see Pages 18 & 19.
(3) For comparison purposes, CAGR calculated using Core EPS for the LTM period ending 3/31/2021.
(4) Earnings metrics for the quarter ending 3/31/2021.
(5) To calculate Efficiency Ratio: NIE excludes amortization of intangibles, foreclosure & repo expenses, and nonrecurring expense while NII excludes gain on sale of securities and gain from sale of foreclosed real estate.
(6) Non-GAAP calculation, see page 21.

NorthWest Indiana BANCORP

Reliable Stewards of Capital

Capital Strategy

- Commitment to growing tangible book value per share:
  - (1) Supporting organic growth
  - (2) Acquisitions
  - (3) Returning capital to shareholders
- Retaining capital necessary to support organic growth initiatives
- Deploying capital through strategic acquisitions that expand our geographic footprint and grow fee based business lines in a financially accretive manner
- Returning capital to shareholders through reasonable and competitive dividend
- Authorized buyback program in place since 2014

Tangible Book Value Per Share Growth[1]



TBV + Dividend CAGR - 10.1%
TBV CAGR - 7.2%
$23.50
$26.18
$27.30
$28.28
$31.03
$29.67
$34.15
$39.76
$38.85
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Annual Dividend Per Share



Dividend Per Share
Dividend Payout (%)
$0.85
$0.97
$1.06
$1.11
$1.15
$1.19
$1.23
$1.24
$0.31
34.0%
37.3%
38.5%
34.7%
36.7%
37.5%
34.8%
25.8%
23.0%
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculations, see Page 19.

NorthWest Indiana BANCORP

Recap of Franchise Highlights

✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned to grow through acquisition opportunities in existing markets

✓ Attractive Core Deposit Franchise

- 89% core deposits with top quartile cost of deposits in Q1 2021 of 19bps
- Growing core deposits in excess of 12.8% per year (CAGR since 2013)

✓ Track Record of Exceptional Growth and Profitability

- Producing long-term earnings growth in excess of 9.4%[1] (CAGR since 2013) and TBV growth in excess of 7.2% (CAGR since 2013)
- Future profitability focused on a combination of organic growth, streamlining operations, and M&A

✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding markets and product offerings
- Moving toward best in class technology stack

(1) For comparison purposes, CAGR calculated using Core EPS for the LTM period ending 3/31/2021.

NorthWest Indiana Bancorp

THANK YOU

NorthWest Indiana BANCORP

APPENDIX

Board of Directors

Board Member	Age	Year Joined Board	Experience
David A. Bochnowski *Chairman*	75	1977	• Executive Chairman since 2016 and previously CEO of the Company for 35 years • Honored by Indiana Bankers Association as a Leader in Banking Excellence and former Chairman of America's Community Bankers Association
Benjamin J. Bochnowski *President & CEO*	40	2014	• Became EVP & COO of the Company in 2013, promoted to President in 2015 and became CEO in 2016 • Director and member of the Executive Committee of the Indiana Bankers Association and serves on the Membership Committee of American Bankers Association
Donald P. Fesko	48	2005	• President & CEO of Community Foundation of Northwest Indiana, a healthcare system with three hospitals and multiple outpatient facilities • Former CEO of Community Hospital from 2005 to 2016 before being promoted to President & CEO of entire healthcare system
Edward J. Furticella	74	2000	• Professor Emeritus of Accounting at Purdue University Northwest, holding titles of Clinical Professor and Department Head among others • Former CFO of Peoples Bank from 1995 to 2004 and serves on the Risk Management, Executive & Strategic Planning Committees
Danette Garza	66	2013	• Business leader who owns Jack Gray Transport Logistics Network, a hauler operation and certified Minority & Women's Business Enterprise • Served as Probate Commissioner for the Lake County Superior Court from 2013 to 2017 and is a CPA as well as a licensed attorney
Joel Gorelick	73	2000	• Served as President & COO of the Company until January 2013 and has over 40 years of banking experience, including retail and commercial • Serves as Charter Chairman Emeritus of the Lake County Economic Alliance
Amy W. Han	57	2008	• Completed a Ph.D. in counseling/clinical psychology; prior to graduate work held management consultant roles with Norrell Services and AT&T • Currently serves as the Director for Clinical Affairs and Education at the Northwest campus of Indiana University School of Medicine
Robert E. Johnson III	51	2016	• Founder, President & CEO of Cimcor, Inc., a developer of cutting edge IT security software enabling companies to maintain IT system integrity • Previously Manager of business systems for Kvaerner Metals and Manager of Process Automation & Control for Davy McKee Corporation
Kenneth V. Krupinski	73	2003	• Past President of Swartz, Retson & Co., P.C. (CPA firm) and was a Certified Public Accountant for 43 years
Anthony M. Puntillo	54	2004	• Co-Owner, Managing Partner & Founder of Puntillo and Crane Orthodontics, PC, a dental specialty practice with locations in Northwest Indiana • Current President-Elect of the Great Lakes Association of Orthodontists and member of various orthodontics associations
James L. Wieser	73	1999	• Attorney with over 47 years of experience, concentrating in real estate development and representation of small businesses

Well-Positioned Securities Portfolio

- Securities book currently represents 27.1% of the overall balance sheet
- Began investing excess liquidity into securities portfolio in Q4'20 to enhance net interest margin
- As of Q1'21, 97% of portfolio consisted of municipals and mortgage backed securities
- Remainder of portfolio primarily in money market funds to provide for a certain level of immediate liquidity
- Conservative approach to managing investments resulted in a yield on securities of 2.02% in Q1'21
- An investment subsidiary headquartered in Nevada manages the securities portfolio, minimizing taxes payable on the securities portfolio

Q1'21 Securities Composition


Municipal
Mortgage Backed
U.S. Government Sponsored
Collateralized Debt Obligations
U.S. Treasury Securities
3.0%
0.2%
0.1%
44.5%
52.2%

Securities Balance & Yield


$ in Millions
Securities
Yield on Securities
$195.6
$220.1
$233.4
$233.6
$244.5
$241.8
$277.2
$410.7
$422.9
2.73%
2.72%
2.66%
2.54%
2.66%
2.85%
2.66%
2.05%
2.02%
2013
2014
2015
2016
2017
2018
2019
2020
Q1 2021

Source: S&P Global Market Intelligence & Company Documents.

NorthWest Indiana Bancorp

Historical Financial Summary

$ in thousands, except per share data	Fiscal Year Ended December 31 2017	2018	2019	2020	Fiscal Quarter Q1 2021
Balance Sheet & Capital					
Total Assets	$927,259	$1,096,158	$1,328,722	$1,497,525	$1,556,717
Loans, Net	614,321	759,301	903,961	966,578	974,054
Total Deposits	793,004	929,786	1,154,370	1,302,339	1,366,694
Tangible Common Equity[1]	88,844	89,872	117,891	137,693	135,159
TBV Per Share[1]	$31.03	$29.67	$34.15	$39.76	$38.85
TCE / TA (%)[1][2]	9.6 %	8.3 %	9.0 %	9.7 %	9.2 %
Tier 1 Leverage Ratio (%)[1][2]	9.7 %	8.6 %	8.5 %	8.9 %	8.9 %
Total Risk-Based Capital Ratio (%)	14.0 %	12.6 %	12.7 %	14.1 %	14.6 %
Asset Quality					
Nonperforming Assets	$9,221	$10,593	$9,532	$15,832	$14,291
NPAs / Assets (%)[1][2][3]	0.99 %	0.97 %	0.72 %	1.11 %	0.96 %
NPLs / Loans (%)	0.89 %	1.11 %	0.91 %	1.49 %	1.32 %
NCOs (Recoveries) / Average Loans (%)	0.23 %	0.12 %	0.18 %	0.03 %	0.00 %
ALLL / Total Loans (%)[1][2][4]	1.59 %	1.64 %	1.65 %	1.84 %	1.85 %
Income Statement					
Net Interest Income	$30,766	$34,359	$43,158	$45,881	$12,046
Provision for Loan Losses	1,200	1,308	2,584	3,687	578
Noninterest Income	7,752	9,099	10,670	18,148	4,313
Noninterest Expense	25,488	31,383	37,388	40,846	10,338
Income Tax Expense	2,869	1,430	1,759	2,892	764
Net Income	8,961	9,337	12,097	16,604	4,679
GAAP Earnings Per Share	$3.13	$3.17	$3.53	$4.80	$1.35
Profitability Ratios					
Core ROAA (%)[1]	0.95 %	0.96 %	0.96 %	0.98 %	1.12 %
Core ROATCE (%)[1]	9.9 %	10.9 %	11.1 %	10.9 %	12.5 %
Net Interest Margin (FTE) (%)	3.84 %	3.81 %	3.73 %	3.64 %	3.58 %
Core Efficiency Ratio (%)[1]	68.7 %	70.7 %	68.5 %	67.7 %	65.3 %
Noninterest Income / Average Assets (%)	0.85 %	0.91 %	0.83 %	1.27 %	1.12 %
Core Noninterest Expense / Average Assets (%)[1]	2.8 %	3.0 %	2.8 %	2.9 %	2.7 %

Source: S&P Global Market Intelligence & Company Documents.
(1) Non-GAAP calculations, see following pages.
(2) Excludes PPP Loans.
(3) NPAs/Assets excludes restructured loans from nonperforming assets.
(4) ALLL includes M&A discounts.

NorthWest Indiana BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Net income	$ 7,118	$ 7,394	$ 7,852	$ 9,142	$ 8,961	$ 9,337	$ 12,097	$ 16,604	$ 4,679
Non-recurring expenses									
Acquisition related costs	—	—	452	—	—	2,076	2,113	—	—
Non-recurring income									
BOLI death benefit	—	—	—	—	—	—	(205)	—	—
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(880)	(1,200)	(621)	(2,348)	(417)
Amortization of intangibles	—	9	41	70	70	368	956	994	248
Loan accretion income	—	(318)	(399)	(606)	(456)	(928)	(1,971)	(1,919)	(326)
Related tax benefit / (cost)	221	298	179	477	436	(96)	(57)	697	104
DTA revaluation	—	—	—	—	517	—	—	—	—
Core net income	$ 6,709	$ 6,842	$ 7,519	$ 8,257	$ 8,654	$ 9,567	$ 12,312	$ 14,018	$ 4,288
Diluted average common shares outstanding	2,841,990	2,844,933	2,850,801	2,858,601	2,864,037	2,949,212	3,425,056	3,450,167	3,471,604
Reported: Diluted earnings per share	$ 2.50	$ 2.60	$ 2.75	$ 3.20	$ 3.13	$ 3.17	$ 3.53	$ 4.80	$ 1.35
Core: Diluted earnings per share	2.36	2.41	2.64	2.89	3.02	3.25	3.59	4.05	1.24
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,536,835
Reported: Return on average assets	1.03%	0.97%	0.96%	1.03%	0.98%	0.93%	0.94%	1.16%	1.22%
Core: Return on average assets	0.97%	0.90%	0.92%	0.93%	0.95%	0.96%	0.96%	0.98%	1.12%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,786	$ 34,359	$ 43,158	$ 45,881	$ 12,049
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	4,313
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(880)	(1,200)	(621)	(2,348)	(417)
Non-interest expense	(19,821)	(21,015)	(23,616)	(24,709)	(25,488)	(31,383)	(37,388)	(40,848)	(10,338)
Pre-provision net revenue	$ 9,335	$ 9,881	$ 9,998	$ 12,132	$ 12,170	$ 10,875	$ 15,819	$ 20,835	$ 5,604
Non-recurring expenses	—	—	452	—	—	2,076	2,113	—	—
Non-recurring income	—	—	—	—	—	—	(205)	—	—
Amortization of intangibles	—	9	41	70	70	368	956	994	248
Loan accretion income	—	(318)	(399)	(606)	(456)	(928)	(1,971)	(1,919)	(326)
Core: pre-provision net revenue	$ 9,335	$ 9,572	$ 10,092	$ 11,596	$ 11,784	$ 12,391	$ 16,712	$ 19,910	$ 5,526
Average total assets	$ 691,090	$ 761,431	$ 817,361	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,176	$ 1,536,835
Reported: Pre-provision net revenue to average assets	1.35%	1.30%	1.22%	1.37%	1.34%	1.09%	1.23%	1.46%	1.46%
Core: Pre-provision net revenue to average assets	1.35%	1.26%	1.23%	1.31%	1.29%	1.24%	1.30%	1.40%	1.44%

NorthWest Indiana Bancorp

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Total assets	$ 693,453	$ 775,844	$ 884,833	$ 913,626	$ 927,250	$ 1,096,158	$ 1,328,722	$ 1,497,525	$ 1,558,218
Goodwill	—	(1,911)	(2,501)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,871)
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(66,295)
Tangible assets (excl. PPP)	$ 693,453	$ 773,849	$ 881,809	$ 910,340	$ 924,034	$ 1,084,566	$ 1,312,499	$ 1,415,122	$ 1,476,943
Total stockholders' equity	66,781	76,465	80,849	84,100	92,060	101,464	134,103	152,922	150,139
Goodwill	—	(1,911)	(2,501)	(2,792)	(2,792)	(8,170)	(11,109)	(11,109)	(11,109)
Other intangibles	—	(84)	(523)	(494)	(424)	(3,422)	(5,114)	(4,119)	(3,871)
Tangible common equity	$ 66,781	$ 74,470	$ 77,825	$ 80,814	$ 88,844	$ 89,872	$ 117,880	$ 137,694	$ 135,159
Ending number of common shares outstanding	2,841,164	2,844,187	2,851,417	2,860,157	2,864,507	3,029,157	3,451,797	3,462,908	3,476,921
Tangible common equity to tangible assets (excl PPP)	9.6%	9.6%	8.8%	8.9%	9.6%	8.3%	9.0%	9.7%	9.2%
Tangible book value per share	$ 23.50	$ 26.18	$ 27.29	$ 28.25	$ 31.02	$ 29.67	$ 34.15	$ 39.76	$ 38.87
Average stockholders' common equity	$ 69,966	$ 72,943	$ 79,299	$ 85,842	$ 90,538	$ 94,460	$ 126,845	$ 144,275	$ 152,180
Average goodwill	—	(1,007)	(2,156)	(2,705)	(2,792)	(4,309)	(10,650)	(11,109)	(11,109)
Average other intangibles	—	(55)	(248)	(483)	(459)	(1,504)	(5,274)	(4,616)	(4,018)
Average tangible stockholders' common equity	$ 69,966	$ 71,881	$ 76,895	$ 82,654	$ 87,287	$ 88,647	$ 110,921	$ 128,550	$ 137,053
Reported: Return on average tangible common equity	10.2%	10.3%	10.2%	11.1%	10.3%	10.5%	10.9%	12.9%	13.7%
Core: Return on average tangible common equity	9.6%	9.5%	9.8%	10.0%	9.9%	10.9%	11.1%	10.9%	12.5%

NorthWest Indiana BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Reported: Interest income on loans	$ 20,891	$ 21,232	$ 23,203	$ 26,269	$ 26,859	$ 32,392	$ 44,455	$ 44,867	$ 10,745
Loan accretion income	—	(318)	(399)	(606)	(456)	(828)	(1,971)	(1,919)	(388)
Core: Interest income on loans	$ 20,891	$ 20,914	$ 22,804	$ 25,663	$ 26,403	$ 31,564	$ 42,484	$ 42,948	$ 10,357
Average loan balances	$ 436,429	$ 480,404	$ 522,278	$ 587,119	$ 603,913	$ 684,159	$ 876,911	$ 961,187	$ 975,593
Reported: Yield on loans	4.79%	4.42%	4.44%	4.47%	4.45%	4.73%	5.07%	4.67%	4.41%
Core: Yield on loans	4.79%	4.35%	4.37%	4.37%	4.37%	4.61%	4.85%	4.47%	4.25%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Reported: Allowance for loan losses	$ 7,189	$ 6,361	$ 6,953	$ 7,690	$ 7,482	$ 7,962	$ 8,999	$ 12,458	$ 13,047
Additional reserves not part of ALLL	—	1,458	3,835	2,909	2,376	4,592	6,942	4,098	3,720
Adjusted: Allowance for loan losses	$ 7,189	$ 7,819	$ 10,788	$ 10,599	$ 9,858	$ 12,554	$ 15,941	$ 16,556	$ 16,767
Reported: Loan balances	437,957	491,966	574,333	585,543	621,803	767,263	912,960	966,578	974,054
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	(67,175)	(66,295)
Adjusted: Loan balances	$ 437,957	$ 491,966	$ 574,333	$ 585,543	$ 621,803	$ 767,263	$ 912,960	$ 899,403	$ 907,759
Reported: LLR / loans	1.64%	1.30%	1.21%	1.31%	1.20%	1.04%	0.99%	1.29%	1.34%
Adjusted: LLR / loans	1.64%	1.59%	1.88%	1.81%	1.59%	1.64%	1.75%	1.84%	1.85%

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Non-accruing loans	$ 3,780	$ 4,809	$ 5,201	$ 5,565	$ 4,996	$ 6,595	$ 6,507	$ 13,799	$ 12,257
Accruing loans > 90 days delinquent	174	941	377	500	227	321	898	566	599
Non-accrual TruPS	1,252	1,811	1,912	1,699	2,899	2,050	1,078	929	944
OREO	1,084	1,345	1,590	2,695	1,099	1,627	1,093	538	491
Total non-performing assets	$ 6,290	$ 8,906	$ 9,080	$ 10,459	$ 9,221	$ 10,593	$ 9,532	$ 15,832	$ 14,291
Total assets	$ 693,453	$ 775,044	$ 864,893	$ 913,826	$ 927,250	$ 1,096,158	$ 1,328,722	$ 1,497,525	$ 1,556,717
Paycheck Protection Plan ("PPP") loans	—	—	—	—	—	—	—	67,175	66,295
Total assets (excl. PPP)	$ 693,453	$ 775,044	$ 864,893	$ 913,826	$ 927,250	$ 1,096,158	$ 1,328,722	$ 1,430,350	$ 1,490,422
Reported: NPAs / assets (excl. TDRs)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.06%	0.92%
Adjusted: NPAs / assets (excl. TDRs & PPP)	0.91%	1.15%	1.05%	1.14%	0.99%	0.97%	0.72%	1.11%	0.96%

NorthWest Indiana BANCORP

Non-GAAP Reconciliation

($ in thousands)

	2013	2014	2015	2016	2017	2018	2019	2020	March 31, 2021 YTD
Net interest income	$ 24,427	$ 25,363	$ 27,370	$ 30,054	$ 30,766	$ 34,359	$ 43,158	$ 45,881	$ 12,046
Non-interest income	5,359	6,074	6,850	7,613	7,752	9,099	10,670	18,148	4,313
Reported: Revenue	29,786	31,437	34,220	37,667	38,518	43,458	53,828	64,029	16,359
Realized loss/(gain) on securities	(630)	(541)	(606)	(826)	(860)	(1,200)	(621)	(2,348)	(417)
Non-recurring income	—	—	—	—	—	—	(205)	—	—
Core: Revenue	$ 29,156	$ 30,896	$ 33,614	$ 36,841	$ 37,658	$ 42,258	$ 53,002	$ 61,681	$ 15,942
Reported: Non interest expense	19,821	21,015	23,616	24,709	25,488	31,383	37,388	40,846	10,338
Amortization of intangibles	—	(9)	(41)	(70)	(70)	(288)	(956)	(994)	(248)
Loan accretion income	—	318	399	606	456	828	1,971	1,919	326
Non-recurring expenses	—	—	(452)	—	—	(2,076)	(2,113)	—	—
Core: Non-interest expense	$ 19,821	$ 21,324	$ 23,522	$ 25,245	$ 25,874	$ 29,847	$ 36,290	$ 41,771	$ 10,416
Reported: Efficiency Ratio	66.5%	66.8%	69.0%	65.6%	66.2%	72.2%	69.5%	63.8%	63.2%
Core: Efficiency Ratio	68.0%	69.0%	70.0%	68.5%	68.7%	70.7%	68.5%	67.7%	65.3%
Average total assets	$ 691,090	$ 751,451	$ 817,351	$ 888,015	$ 911,078	$ 1,001,908	$ 1,285,964	$ 1,427,178	$ 1,536,835
Reported: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.1%	2.9%	2.9%	2.7%
Core: NIE to average total assets	2.9%	2.8%	2.9%	2.8%	2.8%	3.0%	2.8%	2.9%	2.7%

NorthWest Indiana BANCORP